E*TRADE FUNDS

(“Trust”)

February 23, 2008

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2008 FOR

E*TRADE S&P 500 INDEX FUND

E*TRADE RUSSELL 2000 INDEX FUND

E*TRADE INTERNATIONAL INDEX FUND

E*TRADE TECHNOLOGY INDEX FUND

E*TRADE KOBREN GROWTH FUND

(each a “Fund” and collectively, “Funds”)

Upon the recommendation of E*TRADE Asset Management, Inc. (“ETAM”), each Fund’s investment adviser, the Board of Trustees of the Trust has approved the liquidation of each Fund to take place on a date no later than March 27, 2009 (the “Liquidation Date”). The Plan of Liquidation provides that each Fund will automatically redeem all of its outstanding shares on the Liquidation Date at the net asset value of such shares after provision for all charges, expenses and liabilities of the Fund. ETAM has agreed to pay all liquidation related expenses other than brokerage expenses. Liquidation proceeds will be paid entirely in cash.

Shares of the Funds may no longer be purchased as of the close of business on February 23, 2009. Shareholders may continue to redeem their shares up to the Liquidation Date and any account maintenance fees or redemption fees will be waived as of the close of business on February 23, 2009.